MERRILL LYNCH U.S. HIGH YIELD FUND, INC.

                    Supplement dated December 20, 2002 to the
             Statement of Additional Information dated July 25, 2002



         The following information supplements and supersedes any contrary information contained in the section of the Statement of Additional Information captioned "Pricing of Shares":

         Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded in the over-the-counter ("OTC") market are valued at the most recent bid prices as obtained from one or more dealers or pricing services. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the OTC market. Options on debt securities, which are traded on exchanges, are valued at the last asked price for options written and the last bid price for options purchased. Interest rate futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. The Trust employs certain pricing services to provide securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by one or more pricing services retained by the Trust which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.




Code #19026-0702ALL